SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement             [  ] Confidential, for Use of
                                                     the Commission Only (as
                                                     permitted by Rule 14a-
                                                     6(e)(2))
   [  ] Definitive Proxy Statement
   [X]  Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                      AMERICAN BODY ARMOR & EQUIPMENT, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

   [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [  ] Fee paid previously with preliminary materials.

   [  ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                               AMERICAN BODY ARMOR
                                 85 Nassau Place
                                 P. O. Box 1769
                           Fernandina Beach, FL 32035
                             Telephone 904-261-4035
                                Fax 904-261-5677



   May 8, 1995


   Dear Shareholder:

   After the printing but prior to the mailing of the Proxy Statement, we noticed that a typographical error had occurred. Please insert the following on page 8, paragraph 2, line 4 of the Proxy Statement: "...pre-tax income in excess of $400,000 up to a maximum of $45,000 ..."


   FOR THE BOARD OF DIRECTORS
   J. MICHAEL ELLIOTT
   Secretary